SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Advance Financial Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)      Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3)      Filing Party:
--------------------------------------------------------------------------------
         (4)      Date Filed:
--------------------------------------------------------------------------------

                                     [LOGO]

                           ADVANCE FINANCIAL BANCORP




September 28, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Advance Financial Bancorp (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on Tuesday, October 19, 1999, at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

     In addition to the election of directors, the stockholders will be asked to ratify the appointment of S.R. Snodgrass, A.C., as the Company's auditors for 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,


                                   /s/Stephen M. Gagliardi
                                   ---------------------------------------------
                                   Stephen M. Gagliardi
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 1999
--------------------------------------------------------------------------------

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advance Financial Bancorp ("the Company"), will be held at the bank's Wintersville office, 805 Main Street, Wintersville, Ohio on Tuesday, October 19, 1999, at 9:30 a.m., for the following purposes:

1.       To elect two directors; and

2. To ratify the appointment of S.R. Snodgrass, A.C. as independent auditors of the Company for the fiscal year ending June 30, 2000;

all as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has fixed the close of business on August 31, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.


                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          /s/Florence K. McAlpine
                                          --------------------------------------
                                          Florence K. McAlpine
                                          Corporate Secretary
Wellsburg, West Virginia
September 28, 1999



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 1999
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Advance Financial Bancorp (the "Company") on or about September 28, 1999 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the bank's Wintersville branch, 805 Main Street, Wintersville, Ohio on Tuesday, October 19, 1999 at 9:30 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Florence K. McAlpine, at 1015 Commerce Street, Wellsburg, West Virginia 26070) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on August 31, 1999 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 971,285 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The  Certificate  of  Incorporation  of the  Company  ("Certificate  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the board enables a stockholder to vote for the election of the nominees proposed by the board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                           Percent of Shares of
                                                   Amount and Nature of        Common Stock
Name and Address of Beneficial Owner                Beneficial Ownership      Outstanding (%)
------------------------------------                --------------------      ---------------
Advance Financial Savings Bank
Employee Stock Ownership Plan ("ESOP")
1015 Commerce Street
Wellsburg, West Virginia 26070 (1)                       86,756                    8.9

Jeffrey L. Gendell
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019 (2)                            108,200                   11.1

SOAM Holdings LLC
Sandler O'Neill Asset Management LLC
Malta Partners L.P.
Malta Partners II, L.P.
Malta Hedge Fund L.P.
Malta Hedge Fund II, L.P.
Mr. Terry Maltese
712 Fifth Avenue, 22nd Floor
New York, New York 10019 (3)                             93,000                    9.6

All directors and officers of the Company
as a group (11 persons) (4)                             139,535                   13.9

---------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the bank comprised of non-employee directors Chesson, Johnson, Murphy, Sperlazza, Watson, and Young to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 22,632 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, and Tontine Partners, L.P., (collectively, the "Reporting Persons"), is derived from a Schedule 13D, dated January 14, 1997, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with regard to 108,200 shares.
(3) The information as to SOAM Holdings LLC ("SOAM"), Sandler O'Neill Asset Management ("Sandler"), Malta Partners, L.P. ("MPLP"), Malta Partners II, L.P. ("MPIILP"), Malta Hedge Fund, L.P. ("MHFLP"), Malta Hedge Fund II, L.P. ("MHFIILP"), and Terry Maltese ("Maltese") is derived from an amended schedule 13D dated December 22, 1998, which states that as of December 11, 1998, SOAM, Sandler, MPLP, MPIILP, MHFLP, MHFIILP, and Maltese had shared voting and shared dispositive power with respect to 93,000 shares, 93,000 shares, 39,700 shares, 13,800 shares, 22,900 shares, 16,600 shares and 93,000 shares, respectively. The amended 13D also states that Holdings by reason of its position as general partner of MPLP, MPIILP, MHFLP, and MHFIILP, may be deemed to own the shares beneficially owned by the respective partnerships.

(footnotes continued on next page)

(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to acquire 32,534 shares of Common Stock under the 1998 stock option plan within 60 days of the record date. Excludes 79,506 shares held by the ESOP (86,756 shares minus 7,250 shares allocated to executive officers) and excludes 28,100 shares previously awarded but presently subject to forfeiture under the Restricted Stock Plan ("RSP"), over which certain directors by their position as either a member of the ESOP Committee, ESOP trust or RSP trust, exercise shared voting and investment power. Such individuals serving as a member of the ESOP Committee, ESOP trust or RSP trust disclaim beneficial ownership with respect to the ESOP and RSP shares. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year. With the exception of Jeffrey L. Gendell and Tontine Partners, L.P., the Company is not aware of any beneficial owners of more than ten percent of its Common Stock. The Company did not receive any Forms 3, 4, or 5 from the Reporting Persons.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors currently consists of six members, each of whom also serves as a director of Advance Financial Savings Bank (the "Bank"). The Company's Certificate of Incorporation provides that the Board of Directors must be divided into three classes as nearly equal in number as possible. The class to which each director has been assigned is designated as Class I, Class II, or Class III. The term of office of the directors in Class III expires at the Meeting; the term of office of the directors in Class I expires at the annual meeting of stockholders scheduled to be held in 2000, and the term of office of the directors in Class II expires at the annual meeting of stockholders scheduled to be held in 2001. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

     George H. Johnson and John R. Sperlazza have been nominated by the Board of Directors for a term of three years. Messrs. Johnson and Sperlazza currently serve as directors of the Company.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the person listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Johnson and Sperlazza withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee. If there is no substitute nominee, the size of the Board of Directors may be reduced.

     The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders."

                                                                                           Shares of
                                                                                          Common Stock
                                                                          Current         Beneficially
                                                        Year First         Term           Owned as of        Percent
                                                        Elected or          to             August 31,         Owned
Name and Title                            Age(1)       Appointed(2)       Expire              1999(3)          (%)
--------------                            ------       ------------       -------       -------------------  --------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002
George H. Johnson                           77             1977            1999           11,175(4)(5)          1.1
Director
John R. Sperlazza                           61             1973            1999           19,275(4)(5)          2.0
Director

DIRECTORS CONTINUING IN OFFICE
William B. Chesson                          63             1997            2000            7,675(4)(5)           --(6)
Director
Stephen M. Gagliardi                        51             1983            2000           28,894                2.9
President, Chief Executive Officer
  and Director
James R. Murphy                             76             1962            2000           21,375(4)(5)          2.2
Director
William E. Watson                           63             1991            2001           19,175(4)(5)          2.0
Director
Frank Gary Young                            61             1975            2001           11,673(4)(5)          1.2
Director

--------------------------

(1)  At June 30, 1999.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: George H. Johnson 3,163, John R. Sperlazza 3,163, William B. Chesson 3,163, Stephen M. Gagliardi 13,556, James R. Murphy 3,163, William
     E. Watson 3,163, and Frank Gary Young 3,163. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 79,506 shares of Common Stock under the ESOP for which such individual serves as a member of the ESOP Committee and ESOP trust. Such individuals disclaim beneficial ownership with respect to such shares.
(5) Excludes 28,100 RSP shares for which such individual serves as a member of the RSP trust committee. Such individuals disclaim beneficial ownership with respect to such shares.
(6)  Less than 1.0% of Common Stock outstanding.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                          Age as of
Name                    June 30, 1999      Positions Held With the Company
----                    -------------      -------------------------------
Stephen M. Gagliardi        51             President, Chief Executive Officer and Director
Steven D. Martino           44             Vice President
Stephen M. Magnone          37             Treasurer
Marc A. DeSantis            37             Vice President of Investor Relations
Florence K. McAlpine        52             Corporate Secretary

Biographical Information

     Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank (except Mr. Chesson) in December 1996 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees:

     George H. Johnson has been a director of the Bank since 1977 and a director of the Company since its formation. Mr. Johnson is a retired employee of Koppers Co., Inc., a coal, tar and chemicals company. Mr. Johnson is also a director of Municipal Mutual of West Virginia.

     John R. Sperlazza has been a director of the Bank since 1973 and a director of the Company since its formation. Mr. Sperlazza is retired and was a co-owner of trucking, mining and coal companies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

     William B. Chesson has been a director of the Bank and the Company since March 1997. Since 1995, Mr. Chesson has been the President of the Jefferson County Chamber of Commerce in Steubenville, Ohio and is currently a member of the Board of Trustees of Jefferson Community College and the Board of Advisors of Franciscan University also in Steubenville. Prior to 1995, Mr. Chesson was the general manager of the radio station WSTV-WRKY in Steubenville.

     Stephen M. Gagliardi is the President and Chief Executive Officer of the Bank and has served in these capacities with the Company since its formation. Mr. Gagliardi has been a director of the Bank since 1983. He is the past Director of the West Virginia Appraiser Licensing and Certification Board and past President of the Brooke County Rotary and the Brooke County United Way. Mr. Gagliardi is Trustee and Treasurer of the Christ Episcopal Church of Wellsburg.

     James R. Murphy has been a director of the Bank since 1962 and a director of the Company since its formation. Mr. Murphy is a majority stockholder of Murphy Consolidated Industries. Mr. Murphy has been employed with this building contractor for 50 years.

     William E. Watson has been a director of the Bank since 1991 and a director of the Company since its formation. Mr. Watson is an attorney in Wellsburg, West Virginia and has practiced law since 1961. Mr. Watson serves as counsel for the Bank. Mr. Watson is the Chancellor (General Counsel) of the West Virginia
Conference United Methodist Church, Chairman of the Board of Trustees of West Virginia Wesleyan College and Chairman of the Administrative Board of Wellsburg United Methodist Church.

     Frank Gary Young has been a director of the Bank since 1975 and a director of the Company since its formation. Mr. Young is the Park director of the Brooke Hills Park in Wellsburg, West Virginia and is also a member of the board of directors of Healthways Inc. He is the former Sheriff of Brooke County and prior to 1980, was the owner of Young's Market.

Executive Officers Who Are Not Directors:

     Steven D. Martino has been an employee of the Bank since 1982 and has served as Senior Vice President and Chief Operating Officer since July 1996. Mr. Martino has served as Vice President of the Company since its formation in 1996. He is the past President of the Wellsburg Chamber of Commerce, a member of the board of directors of the Brooke County United Way, and a member of the advisory board of the West Liberty State College School of Business. Mr. Martino is also a real estate appraiser licensed by the State of West Virginia.

     Stephen M. Magnone has been Treasurer of the Company and Vice President and Chief Financial Officer of the Bank since September 1998. Prior to his arrival, he was employed by S.R. Snodgrass, A.C., CPA's for 12 years and prior to his departure from the firm he held the position of Vice President. Mr. Magnone currently serves on the corporate board of the Weirton Medical Center, Inc. and also as a member of the medical center's finance committee. He is a past president of the Weirton Rotary Club and has served on numerous committees of the Weirton Area Chamber of Commerce. Mr. Magnone has been a CPA since 1986 and holds active memberships in the American Institute of Certified Public Accountants and the West Virginia Society of CPAs.

     Marc A. DeSantis has been an employee of the Bank since 1990 and Vice President of Branch Administration since 1996. Mr. DeSantis has served as Vice President of Investor Relations since the formation of the Company in 1996. Mr. DeSantis is on the board of directors of the Family Service Association of Steubenville and is also a member of the Jefferson County Chamber of Commerce, where he serves as an ambassador.

     Florence K. McAlpine has been an employee of the Bank since 1982 and has served as Assistant Vice President of Operations since 1998 and Corporate Secretary of the Company since its formation in 1996.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended June 30, 1999, the Board of Directors held a total of 20 meetings. No director attended fewer than 75% of the total meetings of the

Board of Directors and committees during the period of his service. In addition to other committees, as of June 30, 1999, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

     The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

     The Compensation and Benefits Committee is comprised of directors Chesson, Johnson, Murphy, and Watson. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1999 fiscal year.

     The Audit Committee is comprised of directors Chesson, Johnson, Young, and Watson. The Committee meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

     In the fiscal year ended June 30, 1999, members of the Board of Directors received a monthly retainer of $700 and a meeting fee of $200, per meeting attended. Board members receive $75 for attendance at each committee meeting. For the fiscal year ended June 30, 1999, total fees paid by the Bank to Directors were $79,185.

     Under the 1998 Stock Option Plan, each non-employee director was granted options to acquire 6,325 shares of Common Stock and Mr. Gagliardi was granted options to acquire 27,111 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the date of grant. The options granted to all directors are exercisable at the rate of 25% commencing on January 20, 1998.

     Under the RSP, each non-employee director was awarded 2,530 shares of Common Stock and Mr. Gagliardi was awarded 10,844 shares of Common Stock. All directors will earn shares awarded to them at the rate of 20% per year commencing on January 20, 1998. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Officer Compensation

     The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the three years ended June 30, 1999 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                       Long-Term Compensation
                                             Annual Compensation                                   Awards
                      --------------------------------------------------------    --------------------------------
                                                                                    Restricted        Securities
Name and              Fiscal                                  Other Annual            Stock           Underlying       All Other
Principal Position     Year     Salary ($)    Bonus ($)    Compensation ($)(1)    Award(s)($)(2)    Options/(#)(3)  Compensation($)
-------------------   ------    ----------    ---------    -------------------    --------------    --------------  ---------------
Stephen M. Gagliardi   1999     108,398         7,137           13,890                 --                --             18,705(4)
President and Chief    1998     100,476         8,149           14,839               203,325           27,111           18,075
   Executive Officer   1997      87,696         7,500           15,478                 --                --             11,640

-------------------------
(1) At June 30, 1999, consisted of $11,500 in directors' fees and $2,390 in expenses associated with the use of the Company automobile. At June 30, 1998, consisted of $10,800 in directors' fees and $4,039 in expenses associated with the use of a Company automobile. At June 30, 1997, consisted of $11,200 in directors' fees and $4,278 in expenses associated with the use of a Company automobile.
(2) Represents the award of 10,844 shares of Common Stock under the RSP as of January 20, 1998 on which date the market price of such stock was $18.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on January 20, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of June 30, 1999, 6,506 shares remained unvested. Based upon a market price of $12 per share, such unvested shares had an aggregate value of $78,072.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 25% per year commencing on January 20, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $18.75. See "-- Stock Awards."
(4) At June 30, 1999, consists of a contribution of $288 for term life insurance, a matching contribution of $2,717 to the 401(k) plan, and 1,570 shares of stock allocated under the ESOP at a cost of $10 per share.

     Employment Agreement. The Bank entered into an employment agreement with Stephen M. Gagliardi, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a three year term. Under the Agreement, Mr. Gagliardi's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gagliardi without just cause, Mr. Gagliardi will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Gagliardi will be paid in a lump sum an amount equal to 2.99 times his five year average taxable compensation. In the event of a change in control at June 30, 1999, Mr. Gagliardi would have been entitled to a lump sum payment of approximately $330,000.

Stock Awards

     The following table sets forth information with respect to exercised options during 1999, as well as the aggregate number of unexercised options to purchase the Company's Common Stock granted in 1998 to the named executive officer in the summary compensation table and held by him as of June 30, 1999 and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price of such option and the fair market value of the Company's Common Stock) as of June 30, 1999. The Company has not granted any stock appreciation rights ("SARs") to the named executive officer.

                       Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                       ---------------------------------------------------------------------------------

                                                                    Number of Securities            Value of Unexercised
                                                                   Underlying Unexercised               In-The-Money
                               Shares                                 Options/SARs at                   Options/SARs
                              Acquired           Value                   FY-End (#)                     at FY-End ($)
Name                      on Exercise (#)    Realized($)(1)      Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----                      ---------------    --------------      -------------------------      ----------------------------
Stephen M. Gagliardi             --                --                 13,555/13,555                     $ 0 / $ 0

------------------
(1) Based upon an exercise price of $18.75 per share and estimated price of $12 at June 30, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     S.R. Snodgrass, A.C., was the Company's independent public accountant for the 1999 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with S.R. Snodgrass, A.C. to be its auditors for the fiscal year ended June 30, 2000. A representative of S.R. Snodgrass, A.C. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C., as the Company's auditors for the fiscal year ending June 30, 2000.

--------------------------------------------------------------------------------
                    2000 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2000, all stockholder proposals must be submitted to the Secretary of the Company at its offices at 1015 Commerce Street, Wellsburg, West Virginia 26070, on or before May 31, 2000. Under the Company's bylaws, stockholder nominations for director and stockholder proposals not included in the Company's 2000 proxy statement, in order to be considered for possible action by stockholders at the 2000 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, by August 19, 2000. In addition, stockholder nominations and stockholder proposals must meet other applicable criteria set forth in the bylaws of the Company in order to be considered at the 2000 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors does not know of any other matters that are likely to be brought before the annual meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters. Under the Company's bylaws, no new business or proposals submitted by stockholders shall be acted upon at the annual meeting unless such business or proposal was stated in writing and filed with the Secretary of the Company by August 20, 1999. No new business or proposals were submitted within this time period.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ADVANCE FINANCIAL BANCORP, 1015 COMMERCE STREET, WELLSBURG, WEST VIRGINIA 26070.


                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/Florence K. McAlpine
                                 -----------------------------------------------
                                 Florence K. McAlpine
                                 Corporate Secretary

Wellsburg, West Virginia
September 28, 1999

Appendix A
----------

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Advance Financial Bancorp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at our the Bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on October 19, 1999, at 9:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                                       FOR         WITHHELD
                                                                       ---         --------

1.       The election of directors as nominees listed
         below (except as marked to the contrary):                     |_|            |_|

                  George H. Johnson
                  John R. Sperlazza

         (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)


-------------------------------------------------------

                                                                       FOR          AGAINST        ABSTAIN
                                                                       ---          -------        -------

2.       The  ratification of the appointment of
         S.R. Snodgrass, A.C., as independent
         auditors of the Company for the fiscal
         year ending June 30, 2000.                                    |_|            |_|            |_|


The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 28, 1999 and the 1999 Annual Report.



Dated:                              , 1999
        ----------------------------


-------------------------------------     --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER



-------------------------------------     --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------